September 24, 2021
Pioneer Multi-Asset Ultrashort Income Fund
Supplement to the Summary Prospectus dated August 1, 2021
Fund summary
Effective September 29, 2021, the following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Jonathan Sharkey, Senior Vice President of
Amundi US (portfolio manager of the fund since
2011); Noah Funderburk, Senior Vice President
and Director of Securitized Credit of Amundi US
(portfolio manager of the fund since 2018); and
Nicolas Pauwels, Vice President of Amundi US
(portfolio manager of the fund since 2018)

32665-00-0921
©2021 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC